UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

PARK BANCORP, INC.

(Exact name of registrant as specified in its charter)

DE	000-20867	36-4082530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 South Pulaski Road

Chicago, IL 60632

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 773-884-5522

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information.

Item 2.02—Results of Operations and Financial Condition.

On May 4, 2005, Park Bancorp, Inc. issued a press release to report the company’s earnings for the quarter ended March 31, 2005.

Section 9—Financial Statements and Exhibits.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit
99.1	Press Release dated May 4, 2005 of Park Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2005

PARK BANCORP, INC.

By:	/s/ David A. Remijas
	Name:	David A. Remijas
	Title:	CHIEF EXECUTIVE OFFICER

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